United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

Amendment No. 1

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32212 (Commission file Number)	88-0448389 (I.R.S. Employer Identification No.)

1000 Main, Suite 3300, Houston, Texas 77002
(Address of principal executive offices)           (Zip code)

(713) 307-8700
Registrant’s telephone number, including area code

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Audited Financial Statements
Unaudited Financial Statements
Unaudited Pro Forma Combined Financial Statements

Endeavour International Corporation

AMENDMENT NO. 1

The undersigned registrant, Endeavour International Corporation, hereby amends Item 9.01. “Financial Statements and Exhibits” of its Current Report on Form 8-K, dated November 23, 2004 to include the historical and pro forma financial information required by Items 9.01(a) and (b) in connection with its acquisition of OER oil AS.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired - See Exhibit 99.1 (audited financial statements of OER oil AS for the years ending December 31, 2003 and 2002) and Exhibit 99.2 (unaudited financial statements of OER oil AS for the nine months ending September 30, 2004 and 2003).

(b)	Pro Forma Financial Information — See Exhibit 99.3 (unaudited pro forma combined financial statements of Endeavour International Corporation).

(c)	Exhibits.

10.1*	Debt agreement between OER Oil AS and Handelsbanken.

10.2*	Amendment to debt agreement between OER Oil AS and Handelsbanken.

99.1†	Audited financial statements of Endeavour Energy Norge AS (formerly OER oil AS) for the years ending December 31, 2003 and 2002.

99.2†	Unaudited financial statements of Endeavour Energy Norge AS (formerly OER oil AS) for the nine months ending September 30, 2004 and 2003.

99.3†	Unaudited pro forma combined financial statements of Endeavour International Corporation.

*	Previously filed.

†	Filed herewith.

Endeavour International Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

By: /s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

Date: February 4, 2005

INDEX TO EXHIBITS

Exhibits.	Description
10.1*	Debt agreement between OER Oil AS and Handelsbanken.

10.2*	Amendment to debt agreement between OER Oil AS and Handelsbanken.

99.1†	Audited financial statements of Endeavour Energy Norge AS (formerly OER oil AS) for the years ending December 31, 2003 and 2002.

99.2†	Unaudited financial statements of Endeavour Energy Norge AS (formerly OER oil AS) for the nine months ending September 30, 2004 and 2003.

99.3†	Unaudited pro forma combined financial statements of Endeavour International Corporation.

*	Previously filed.

†	Filed herewith.